Power of Attorney

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, Tracy Lannigan and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-169795 (Venture Frontier)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-176427 (Venture Opportunity A-Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-176431 (Venture Opportunity O-Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Venture Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Venture Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146698 (Venture Opportunity B Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value – JHLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164146 (Accommodator – JHLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence – JHLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164142 (Independence 2000 – JHLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164135 (Independence 2000 – JHVLICO and Independence Preferred – JHVLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164140 (Declaration – JHVLICO and Patriot – JHVLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164137 (Revolution Access – JHVLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164138 (Revolution Extra – JHVLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164139 (Revolution Value – JHVLICO)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective July 26, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong	Director	July 26, 2019
Henry H. Wong